INTERNATIONAL FLAVORS & FRAGRANCES INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED)(1)

	Three months ended	Three months ended	Three months ended	Three months ended	Year ended	Three months ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(DOLLARS AND SHARES IN MILLIONS EXCEPT PER SHARE AMOUNTS)	2025	2025	2025	2025	2025	2026
Net sales	$2,050	$1,919	$1,869	$1,792	$7,630	$1,906
Cost of sales	1,198	1,095	1,070	1,064	4,427	1,077
Gross profit	852	824	799	728	3,203	829
Research and development expenses	155	170	162	162	649	154
Selling and administrative expenses	390	409	348	373	1,520	334
Amortization of acquisition-related intangibles	80	82	84	72	318	84
Impairment of goodwill	34	—	—	—	34	—
Restructuring and other charges	15	20	14	19	68	4
Losses (gains) on sale of assets	—	1	—	—	1	—
Operating profit (loss)	178	142	191	102	613	253
Interest expense	71	61	48	49	229	44
Gain on extinguishment of debt	—	(488)	—	—	(488)	—
Losses (gains) on business disposals	—	111	—	(2)	109	—
Other expense (income), net	19	20	13	21	73	13
Income (loss) before taxes from continuing operations	88	438	130	34	690	196
Provision (benefit) for income taxes	20	(112)	31	5	(56)	41
Net income (loss) from continuing operations	68	550	99	29	746	155
Net income (loss) from discontinued operations, net of tax	(1,085)	49	(58)	(11)	(1,105)	15
Net income (loss)	(1,017)	599	41	18	(359)	170
Net income attributable to non-controlling interests from continuing operations	1	—	—	—	1	1
Net income attributable to non-controlling interests from discontinued operations	—	—	1	—	1	—
Net income (loss) attributable to IFF shareholders	$(1,018)	$599	$40	$18	$(361)	$169

Income (loss) per share - basic
Continuing operations	$0.26	$2.15	$0.39	$0.11	$2.91	$0.60
Discontinued operations	(4.24)	0.19	(0.23)	(0.04)	(4.32)	0.06
Net income (loss) per share - basic	$(3.98)	$2.34	$0.16	$0.07	$(1.41)	$0.66
Income (loss) per share - diluted
Continuing operations	$0.26	$2.14	$0.39	$0.11	$2.90	$0.60
Discontinued operations	(4.22)	0.19	(0.23)	(0.04)	(4.31)	0.06
Net income (loss) per share - diluted	$(3.96)	$2.33	$0.16	$0.07	$(1.41)	$0.66
Average number of shares outstanding
Average number of shares outstanding - basic	256	256	256	256	256	256
Average number of shares outstanding - diluted	257	257	257	257	257	257

INTERNATIONAL FLAVORS & FRAGRANCES INC.
RECAST REPORTABLE SEGMENT FINANCIAL INFORMATION (UNAUDITED)(1)

	Three months ended March 31, 2025		Three months ended June 30, 2025		Three months ended September 30, 2025		Three months ended December 31, 2025		Year ended December 31, 2025
(DOLLARS IN MILLIONS)	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast
Taste
Sales	$627	$650	$631	$654	$635	$658	$588	$611	$2,481	$2,573
Cost of sales	(377)	(394)	(377)	(397)	(379)	(399)	(367)	(387)	(1,500)	(1,577)
Gross profit	250	256	254	257	256	259	221	224	981	996
Research and development expenses	(40)	(41)	(47)	(49)	(41)	(41)	(44)	(45)	(172)	(176)
Selling and administrative expenses	(94)	(101)	(98)	(108)	(103)	(112)	(101)	(110)	(396)	(431)
Depreciation expense add-back(2)	15	15	16	17	16	17	18	19	65	68
Adjusted Operating EBITDA	$131	$129	$125	$117	$128	$123	$94	$88	$478	$457

Scent
Sales	$614	$614	$603	$603	$652	$652	$610	$610	$2,479	$2,479
Cost of sales	(344)	(343)	(336)	(336)	(374)	(372)	(370)	(370)	(1,424)	(1,421)
Gross profit	270	271	267	267	278	280	240	240	1,055	1,058
Research and development expenses	(55)	(58)	(62)	(62)	(63)	(64)	(61)	(62)	(241)	(246)
Selling and administrative expenses	(86)	(90)	(92)	(101)	(97)	(107)	(91)	(101)	(366)	(399)
Depreciation expense add-back(2)	15	15	17	17	17	18	18	19	67	69
Adjusted Operating EBITDA	$144	$138	$130	$121	$135	$127	$106	$96	$515	$482

Health & Biosciences
Sales	$540	$520	$577	$559	$577	$559	$589	$571	$2,283	$2,209
Cost of sales	(298)	(282)	(311)	(294)	(315)	(299)	(322)	(307)	(1,246)	(1,182)
Gross profit	242	238	266	265	262	260	267	264	1,037	1,027
Research and development expenses	(52)	(51)	(55)	(55)	(57)	(57)	(55)	(56)	(219)	(219)
Selling and administrative expenses	(81)	(92)	(91)	(101)	(87)	(101)	(89)	(99)	(348)	(393)
Depreciation expense add-back(2)	29	28	31	30	32	32	32	32	124	122
Adjusted Operating EBITDA	$138	$123	$151	$139	$150	$134	$155	$141	$594	$537

Pharma Solutions
Sales	$266	$266	$103	$103	—	—	—	—	$369	$369
Cost of sales	(180)	(180)	(68)	(68)	—	—	—	—	(248)	(248)
Gross profit	86	86	35	35	—	—	—	—	121	121
Research and development expenses	(5)	(5)	(3)	(3)	—	—	—	—	(8)	(8)
Selling and administrative expenses	(32)	(32)	(10)	(10)	—	—	—	—	(42)	(42)
Depreciation expense add-back(2)	5	5	—	—	—	—	—	—	5	5
Adjusted Operating EBITDA	$54	$54	$22	$22	—	—	—	—	$76	$76

INTERNATIONAL FLAVORS & FRAGRANCES INC.
RECAST REPORTABLE SEGMENT FINANCIAL INFORMATION (UNAUDITED)(1)

	Three months ended March 31, 2026
(DOLLARS IN MILLIONS)	As Reported(3)	Recast
Taste
Sales	$656	$680
Cost of sales	(375)	(393)
Gross profit	281	287
Research and development expenses	(43)	(45)
Selling and administrative expenses	(101)	(108)
Depreciation expense add-back(2)	16	18
Adjusted Operating EBITDA	$153	$152

Scent
Sales	$651	$651
Cost of sales	(375)	(375)
Gross profit	276	276
Research and development expenses	(54)	(56)
Selling and administrative expenses	(92)	(97)
Depreciation expense add-back(2)	18	18
Adjusted Operating EBITDA	$148	$141

Health & Biosciences
Sales	$595	$575
Cost of sales	(327)	(309)
Gross profit	268	266
Research and development expenses	(55)	(53)
Selling and administrative expenses	(92)	(105)
Depreciation expense add-back(2)	32	32
Adjusted Operating EBITDA	$153	$140

_______________________
(1) Revised Consolidated Statements of Income (Loss) and Recast Reportable Segment Financial Information for all periods presented reflect the Food Ingredients and SCL disposal groups as discontinued operations.
(2) There is depreciation recorded within cost of sales, research & development expenses, and selling & administrative expenses, which is then added back to calculate segment Adjusted Operating EBITDA from continuing operations.
(3) As reported represents amounts as previously filed in our interim and annual financial statements prior to any impact of discontinued operations.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
RECAST REPORTABLE SEGMENT FINANCIAL INFORMATION (UNAUDITED)(1)

	Three months ended March 31, 2025		Three months ended June 30, 2025		Three months ended September 30, 2025		Three months ended December 31, 2025		Year ended December 31, 2025
(DOLLARS IN MILLIONS)	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast	As Reported(3)	Recast
Total Adjusted Operating EBITDA	$578	$444	$552	$399	$519	$384	$437	$325	$2,086	$1,552
Reconciliation of Adjusted Operating EBITDA
Depreciation & Amortization	(236)	(142)	(242)	(146)	(247)	(151)	(237)	(142)	(962)	(581)
Interest Expense	(71)	(71)	(61)	(61)	(48)	(48)	(49)	(49)	(229)	(229)
Other Expense, net(a)	(20)	(19)	(10)	(20)	(14)	(13)	(21)	(21)	(65)	(73)
Restructuring and Other Charges(b)	(17)	(15)	(21)	(20)	(16)	(14)	(16)	(19)	(70)	(68)
Loss on Assets Classified as Held for Sale(c)	—	—	—	—	(108)	—	(7)	—	(115)	—
Impairment of Goodwill(d)	(1,153)	(34)	—	—	—	—	—	—	(1,153)	(34)
(Losses) Gains on Business Disposals(e)	—	—	(111)	(111)	—	—	2	2	(109)	(109)
Divestiture and Integration Costs(f)	(51)	(51)	(26)	(26)	(13)	(11)	(35)	(10)	(125)	(98)
Strategic Initiative Costs(g)	(8)	(8)	(6)	(6)	(10)	(10)	(11)	(11)	(35)	(35)
Regulatory Costs(h)	(11)	(11)	(53)	(53)	(7)	(7)	(35)	(35)	(106)	(106)
Gain on Debt Extinguishment(i)	—	—	488	488	—	—	—	—	488	488
Entity Realignment Costs(j)	(1)	(1)	(4)	(4)	—	—	(3)	(3)	(8)	(8)
Other(k)	(4)	(4)	(2)	(2)	—	—	(3)	(3)	(9)	(9)
Income (Loss) Before Taxes	$(994)	$88	$504	$438	$56	$130	$22	$34	$(412)	$690

	Three months ended March 31, 2026
(DOLLARS IN MILLIONS)	As Reported(3)	Recast
Total Adjusted Operating EBITDA	$568	$433
Reconciliation of Adjusted Operating EBITDA
Depreciation & Amortization	(246)	(152)
Interest Expense	(44)	(44)
Other Expense, net(a)	(13)	(13)
Restructuring and Other Charges(b)	(6)	(4)
(Losses) Gains on Business Disposals(e)	(7)	—
Divestiture and Integration Costs(f)	(24)	(5)
Strategic Initiative Costs(g)	(9)	(9)
Regulatory Costs(h)	(10)	(10)
Entity Realignment Costs(j)	—	(1)
Other(k)	—	1
Income (Loss) Before Taxes	$209	$196
_______________________

a.2026 and 2025 as reported and recast figures primarily represents foreign exchange losses.
b.2026 and 2025 as reported and recast figures primarily represents costs related to the IFF Productivity Program including severance, fixed asset write-downs and site closure expenses, net of the gain on fixed assets previously written down.
c.As reported 2025 figures represents the loss on assets classified as held for sale of the Soy Crush, Concentrates and Lecithin (“SCL”) disposal group, which is reflected as discontinued operations.
d.As reported 2025 figures represents the impairment of goodwill related to the Food Ingredients reporting unit. Recast 2025 figures represents the impairment of goodwill attributable to the portion of the Food Ingredients reporting unit that is not included within the Food Ingredients or SCL disposal groups.
e.2025 as reported and recast figures primarily represents losses recognized as part of the sale of the Pharma Solutions disposal group, offset in part by gains recognized as part of the sale of the Nitrocellulose business and sale of the Rene Laurent business in France.
f.2026 and 2025 as reported figures primarily represents costs related to the Company’s completed and anticipated divestitures. These costs primarily consisted of external consulting fees, professional and legal fees and salaries of individuals who are fully dedicated to such efforts. 2026 and 2025 recast figures exclude costs related to the planned divestiture of the Food Ingredients disposal group.
g.2026 and 2025 as reported and recast figures represents costs related to the Company’s strategic assessment and business portfolio optimization efforts and reorganizing the Global Business Services (GBS) Centers. In 2026, the GBS reorganization has been expanded to include additional functions such as customer service, supply chain and logistics in addition to human resources, accounting and finance, as well as additional efforts to automate processes and expand the use of artificial intelligence (AI) for these functions. These costs primarily consisted of external consulting fees and salaries of individuals who are fully dedicated to such efforts. Costs to develop software and AI are only included to the extent that they do not qualify for capitalization.
h.2026 and 2025 as reported and recast figures represents costs primarily related to legal fees incurred and provisions recognized for the ongoing investigations of the fragrance businesses.
i.2025 as reported and recast figures represents the gain recognized on the extinguishment of debt in connection with the completion of the tender offers.
j.2025 as reported and recast figures represents costs related to a phased restructuring initiative aimed at optimizing its legal entity framework.
k.2025 as reported and recast figures represents the net impact of costs related to severance, including accelerated stock compensation expense, for certain executives who have separated from the Company, in addition to the impact of legislative changes in India related to the Wage Code.

Non-GAAP Financial Measures
This Exhibit 99.1 contains non-GAAP financial measures, including: (i) Adjusted Operating EBITDA.
Adjusted operating EBITDA excludes depreciation and amortization, interest expense, other expense (income), net, and certain non-recurring or unusual items such as restructuring and other charges, impairment of goodwill, losses (gains) on business disposals, loss on assets classified as held for sale, divestiture and integration costs, strategic initiatives costs, regulatory costs and other costs that are not related to recurring operations.
These non-GAAP financial measures are intended to provide additional information regarding our underlying operating results that reflect the sale of the Food Ingredients and SCL disposal groups and their classification as discontinued operations. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of the Company’s results under GAAP and may not be comparable to other companies’ calculation of such metrics.